McMoRan

McMoRan Exploration Co.

3rd Quarter 2010 Conference Call

James R. Moffett
Co-Chairman of the Board & CEO

Richard C. Adkerson
Co-Chairman of the Board

October 18, 2010

MMR
LISTED
NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, statements about the potential opportunities and benefits presented by the proposed property acquisition, including expectations regarding reserve estimates and production rates, statements about the proposed financing transactions and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells, oil and natural gas reserve expectations, the potential adoption of new governmental regulations, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, as well as other general exploration and development risks and hazards, the closing of the property acquisition, the exercise of preferential rights by third parties, the closing of the financing transactions, each of which depends on the satisfaction of various closing conditions, including, but not limited to, obtaining shareholder approval of the issuances of securities as required under New York Stock Exchange rules and obtaining regulatory approvals, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our 2009 Form 10-K, as updated by our subsequent filings with the Securities and Exchange Commission ("SEC"). Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, during the quarter, we may make changes to our business plans that could or will affect our results for the quarter. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

Important Information for Investors and Stockholders

In connection with the proposed transaction, McMoRan filed a proxy statement with the SEC on October 5, 2010. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. These materials (and all other documents filed by McMoRan with the SEC) are available free of charge at www.mcmoran.com. Investors and security holders may also obtain the proxy statement and other documents filed with the SEC by McMoRan free of charge at the SEC's web site, www.sec.gov.

McMoRan's directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding McMoRan's directors and officers can be found in its proxy statement filed with the SEC on March 25, 2010. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the proxy statement filed with the SEC.

3Q10 Highlights

- Completed Agreements:
  1) To Acquire PXP's Shallow Water GOM Shelf Assets
  2) To Issue $900 MM in Equity-Linked Securities

- Deep Gas Exploration – Blueberry Hill Sidetrack
  - Logged 105′ of High Quality Pay
  - First Production Expected 1Q11

- Ultra-Deep Exploration – Three In-Progress Wells
  - Davy Jones Offset Appraisal Well – Drilling Ahead
  - Blackbeard East – Positive Drilling Results Below Weld
  - Lafitte – Spud October 3, 2010

- Development Activities – Davy Jones Ultra-Deep Discovery
  - Equipment is Being Procured
  - Completion Expected to Commence in 3Q11

Proposed Transaction Terms

- MMR to Acquire PXP Shelf Production and Rights Under Jointly Owned Properties
- MMR to Issue 51 Million Shares of Stock and $75 Million in Cash
- MMR Reached Agreement on $900 mm in New Financing
- Conditions/Approvals
  - Hart Scott Rodino – Early Termination Granted in mid-October
  - Other Customary Approvals
  - Completion of Financing
  - Vote of MMR Shareholders
- Expect to Hold Shareholder Meeting and Close Acquisition by Year-end 2010

Benefits of Transaction

- Increases Scale on GOM Shelf
- Consolidates Ownership in MMR E&P Projects
- Enhances MMR Leverage to Deep Gas & Ultra-Deep Success
- Increases Reserves & Production
- Financings Provide Capital Required to Pursue High Potential Growth
- Continued Benefits of PXP Partnership Through Significant Share Ownership

Key Statistics

	MMR	PXP	Pro Forma
Proved Reserves Mid-Year 2010 (Bcfe) (1)	247	60	307
2P (Proved & Probable) Mid-Year 2010 (Bcfe) (1)	316	80	396
% Natural Gas	66%	85%	70%
Avg. Daily Production – 3Q 2010 (MMcfe/d)	146	45	191
Ultra-deep Net Unrisked Potential (Tcfe)	7.8+	6.6+	14.4+

(1) Does not include reserves from the Davy Jones ultra-deep discovery or Blueberry Hill deep gas discovery.

Summary Terms of Convertible Securities

4% Convertible Senior Notes	5¾% Perpetual Preferred Stock
Size: $200 Million	Size: $700 Million
Maturity: 7 Years	Maturity: Perpetual
Coupon: 4%	Dividend: 5¾%
Conversion Price: $16	Conversion Price: $16
Call: Provisionally Callable After 5 Years	Call: Provisionally Callable After 3 Years
Security: Unsecured	

Private Placement Allocation


Private Investors 44%
FCX 56%

Pro Forma Ownership

(shares in millions)

Basic Shares Outstanding	95.5
Equivalent Shares of 6.75% Mand. Preferred (1)	10.7
Equivalent Shares of 8% Perpt. Preferred (2)	3.2
Equivalent Shares of 5.25% Convertible Debt (3)	4.5
Shares to be Issued to PXP	51.0
Equivalent Shares of New 5.75% Perpt. Preferred (4)	43.8
Equivalent Shares of New 4% Convertible Debt (4, 5)	12.5
Fully-Diluted Shares (6)	221.2

Pro Forma Fully Diluted Ownership


Existing MMR Shareholders 52%
PXP 23%
Private Investors 11%
FCX 14%

221.2 MM Fully Diluted Shares

(1) Convertible into 10.7 – 12.8 mm common shares; assumes minimum shares convert
(2) \$6.8425 conversion price
(3) Due Oct 2011; \$16.575 conversion price
(4) \$16 conversion price
(5) 7-yr notes
(6) Does not include shares issuable upon exercise of options and vesting of RSUs granted pursuant to company benefit plans

Blueberry Hill
Deep Gas Discovery



Located in 10 feet of water

	MMR	PXP	Pro Forma*
WI	42.9	47.9	90.8
NRI	29.7	33.1	62.8

#9 Sidetrack Well

- Spud Date: April 26, 2010
- Drilled to 24,200' in August 2010
- Wireline Tools Indicated 105' Sand with Exceptional Porosity
- Completion Under-way
- First Production Expected in 1Q 2011

**MMR ownership upon completion of PXP transaction*


BLUEBERRY HILL
214
299
8
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
225
A
A'
300
9
Disturbed Zone
Shale
#9 STK1 Completing
227
226
SL 340
OCS-310
1 Mile
25
10/10

LA State Lease 340

Near-Term Exploration Activities

Deep Gas Prospects

- Laphroaig – St. Mary Parish, LA
- Hurricane Deep Redrill – SMI 217
- Boudin – EI 26
- Platte – Vermilion Parish, LA





Rowan Mississippi – On location at Davy Jones Offset Appraisal Well

Ultra-Deep Prospects

- Davy Jones Offset Appraisal – SMI 234
- Blackbeard East – ST 144
- Lafitte – EI 223

Future Plans Include:

- Blackbeard West – Testing/Deepening/Offset
- John Paul Jones

MCMORAN EXPLORATION CO.

Conceptual Model - Ultra-Deep Play

McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier



N
Regional Conceptual Model - Ultra-Deep Play
S
ONSHORE to SHELF to DEEPWATER
False River
JP Jones
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
UPPER MIOCENE
MIDDLE MIOCENE
PLIO-PLEISTOCENE
UPPER MIOCENE
SALT
PLIO-PLEISTOCENE
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
MIDDLE MIOCENE
UPPER MIOCENE
LOWER
MIOCENE
OLIGOCENE
LOWER MIOCENE
EOCENE/PALEOCENE
35,000'
MESOZOIC
EOCENE /
PALEOCENE
(Wilcox)
MESOZOIC

Data received to date from Davy Jones/Blackbeard West & East confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

MCMORAN EXPLORATION CO.

Davy Jones – Major Ultra-Deep Discovery



Located in 20 Feet of Water

	MMR	PXP	Pro Forma*
Funding	28.7	24.6	53.3
WI	32.7	27.7	60.4
NRI	25.9	22.0	47.9

Offset Appraisal Well

- Located 2½ Miles Southwest of Discovery
- Spud Date: April 7, 2010
- Drilling Below 19,900'; PTD: 29,950'
- Will Test Similar Sections Up-dip and Deeper Potential, Possibly Cretaceous Section
- Positive Results Would Support Existence of Continuity of Reservoir Sands


220
221
222
223
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
J'
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
233
234
235
236
McMoRan Drilling
J
Davy Jones Unit
246
245
244
243
1 Mile
10/10

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks South Marsh Island 230/231/234/235

*MMR ownership upon completion of PXP transaction

Davy Jones 3-D Image


Shallow Production
Middle Miocene
(Y Sand)
12000' Average
Lower Miocene
(Gyro)
17000'-23800'
Davy
Jones
John Paul
Jones
Top of Eocene
24700'-32500'

MCMORAN EXPLORATION CO.

Davy Jones Completion Update

McMoRan

Davy Jones Completion Team

- Completed Well Design in 2Q 2010
- Long-lead Time Equipment Being Procured
- Completion Expected to Commence in 3Q 2011
- Davy Jones #1 and #2 Wells Expected to be Available for Production Immediately After Flow Tests



Davy Jones #1 Wellhead

McMoRan

MCMORAN EXPLORATION CO.

Blackbeard East
Ultra-Deep Exploration Prospect



Located in 80 Feet of Water on South Timbalier Block 144, 9 Miles East of Blackbeard West



164
112
111
110
109
108
187
141
142
143
144
145
SOUTH TIMBALIER
Blackbeard East - ST 144
A'
McMoRan
Blackbeard East #1
Drilling
McMoRan
Blackbeard West #1BP2
TA
A
188
168
167
166
165
164
SHIP SHOAL
McMoRan
Blackbeard W. Prop
BBW Unit
211
169
170
171
BBE Unit
172
173
Blackbeard West - ST 167/168
1 Mile
10/10

	MMR	PXP	Pro Forma*
Funding	32.0	28.0	60.0
WI	38.5	31.5	70.0
NRI	30.7	25.5	56.2

- **Spud Date: March 8, 2010**
- **Drilled to 26,000'; Setting 9⅝" Liner**
- **PTD: 29,950'**

Blackbeard East vs. Blackbeard West

- **Targets Should be Present at a Shallower Depth than Blackbeard West Including Additional Miocene Section not seen in Blackbeard West**
- **Aerial Closure is Comparable to Blackbeard West**
- **Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard West**

** MMR ownership upon completion of PXP transaction*

MCMORAN EXPLORATION CO.

Blackbeard East
Detailed Cross Section

Summary of Findings to Date

- **Exited Weld at ~19,500'; Consistent with Pre-drill Model**
- **Encountered Hydrocarbon Shows in Upper Miocene Sands**
- **Wireline Logs, Side Wall Cores and Formation Tests Indicated Hydrocarbons Below 24,100' in Middle Miocene**
  - Quality Reservoir Rocks
  - Good Porosity and Permeability
- **Pressure/Temperature Data Indicates Completion Could Utilize Conventional Equipment**
- **Evaluating Data to Determine Optimum Production Takepoint/Evaluating Offset Locations**



SW
NE
Lower Pliocene
Salt
-20,000'
Upper Miocene
Middle Miocene
Potential ±10,000' Miocene Section
Middle Miocene
Lower Miocene
-30,000'
PTD -29,950' MD
Oligocene
Eocene / Paleocene (Wilcox)

Lafitte
Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

	MMR	PXP	Pro Forma*
Funding	36.0	28.0	64.0
WI	40.5	31.5	72.0
NRI	32.8	25.5	58.3

- **Spud Date: October 3, 2010**
- **Drilling Below 3,300'**
- **Targeting Middle & Lower Miocene Objectives Below the Salt Weld**
- **PTD: 29,950'**


62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
MMR Lafitte #1 Drilling
78
223
224
225
EUGENE ISLAND
244
80
79
243
242
SOUTH MARSH ISLAND S. ADDN
245
LAFITTE
93
94
247
248
10/10

Eugene Island Blocks 222/223/244

**MMR ownership upon completion of PXP transaction*

Cross Section Lafitte/ Blackbeard West/Blackbeard East


Regional Cross Section - Subsalt Play
Eugene Island to South Timbalier
Eugene Island Area
Lafitte Prospect
North
South
Drilling
Salt Weld
Upper Miocene
Rubble / Mineralized Zone
Middle Miocene
±7,000' Potential Miocene Section
Salt
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Mesozoic
-10,000'
-20,000'
-30,000'
-40,000'
69 Miles
A
South Timbalier Area
A'
Blackbeard West
Blackbeard East
Drilling
10 Miles
Pleistocene / Pliocene
Lower Pliocene
Upper Miocene
Upper Miocene
Salt
Salt Weld
Drilled Miocene Section 3,450'
Rubble / Mineralized Zone
Middle Miocene
Potential ±10,000' Miocene Section
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Mesozoic
Middle Miocene
PTD -35,000' MD

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe


ENGLAND
JOHN PAUL JONES
MMR Wilcox/Tuscaloosa Play
DAVY JONES
BLACKBEARD WEST
BONNET
DRAKE
BLACKBEARD EAST
100'
MMR Miocene/Wilcox Play
BARATARIA
CALICO JACK
650'
HOOK
CAPTAIN BLOOD
LAFITTE
STATE
FEDERAL
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
McMoRan Acreage w/Increased Rights

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*


($ in billions)
F&D Cost: $1.50/Mcfe*
Breakeven Price: ~$2.50/Mcf
For 15% IRR
Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.8
$2.9
$3.9
$4.9
$6.0
Price Case
$4/Mcf
$5/Mcf
$6/Mcf
$7/Mcf
$8/Mcf
PV Value in Ground
$0.91/Mcf
$1.43/Mcf
$1.94/Mcf
$2.46/Mcf
$2.98/Mcf

*Assumes each well costs $200mm to drill/complete and 200 Bcfe EUR per well. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

2010 Outlook Summary

- **2010 Production Estimate – Annual Average 160 MMcfe/d**
- **2010 EBITDAX Estimate – $220 MM** (1)
- **2010 Capital Expenditures Estimate – $220 MM**
  - **$140 MM in Exploration**
  - **$80 MM in Development**
- **Reclamation Cost Estimate:**
  - **~$110 MM in P&A Expenditures**
  - **~$50 MM Expected to be Covered by Insurance**
  - **$12.5 MM P&A Escrow**
  - **Entitled to Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Years**

(1) Based on 2010e production from existing fields and NYMEX forward curve pricing as of October 12, 2010 ($3.80/MMbtu and $81.75 bbl for remaining 3 months of 2010). Each $1.00/MMbtu change in the natural gas price for the remaining 3 months of 2010 would have a $9 MM impact and each $5.00/bbl change in oil price would have a $3 MM impact on this estimate. Estimates include the projected impact of derivative contracts currently in place and exclude production from interests being acquired in PXP transaction.

e = estimate. See Cautionary Statement.

Summary

- Premier Gulf of Mexico Shelf Exploration/Development Company
- Focused Strategy
- Extensive High-Impact Prospect Inventory
- Geologic/Drilling/Operating Expertise Uniquely Qualifies Team
- Early Results Confirm Presence of Hydrocarbons within Trend
- Continuing to De-risk Significant Geologic Potential of this Exciting New Exploration Frontier
- Well Capitalized to Pursue Opportunities
- Attractive Risk/Reward Profile


McMoRan
McMoRan Exploration Co.
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

Financial Summary

Financial Results *(in millions)*	3Q10	9-mo 2010
Revenues	$95	$335
Net Loss	$(25)	$(113)
EBITDAX (1)	$40	$184
Operating Cash Flows (2)	$28	$120
Capital Expenditures	$59	$160
Cash	$ -	$180

Notable Items Included in Results: *(in millions)*		
Impairment Charges (3)	$11	$82
Dry Hole Costs	$ -	$8 (4)
Insurance Gain (5)	$(6)	$(15)
Charges for Inducement of Convertible Preferred Stock	$1	$12 (6)

(1) See reconciliation of this non-GAAP measure on page 26.
(2) Includes working capital sources (uses) of $26.5 million in third-quarter 2010 and $46.8 million in the first nine months of 2010.
(3) Reduction of certain fields' net carrying value to fair value based on period-end pricing and cost assumptions and estimated remaining reserves.
(4) Primarily associated with costs incurred below 19,000 feet at the Blueberry Hill offset appraisal well.
(5) Partial payment for insured losses related to the September 2008 hurricanes in the Gulf of Mexico.
(6) Reflects charges for privately negotiated transactions to induce conversion of 64,200 shares of McMoRan's 8% Convertible Perpetual Preferred Stock into 9.4 million shares of McMoRan common stock in the nine months ended September 30, 2010.

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income (loss). EBITDAX is derived from net loss from continuing operations before other income, net; interest expense, net; income tax benefit; Main Pass Energy Hub™ costs; exploration expenses; depletion, depreciation and amortization expense; hurricane repair charges included in production and delivery costs; stock-based compensation charged to general and administrative expenses; insurance recoveries; gain on sale of oil and gas property; and change in fair value of oil and gas derivative contracts. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the third quarter and nine months ended September 30, 2010 is set forth below:

	3Q10	9-mo 2010
	($ in millions)	
Net loss applicable to common stock, as reported	$ (25)	$ (113)
Preferred dividends and inducement payments for early conversion of preferred stock	4	23
Loss from discontinued operations	1	4
Income from continuing operations, as reported	(20)	(86)
Other income, net	-	-
Interest expense, net	9	29
Income tax benefit	-	-
Main Pass Energy Hub™ costs	-	1
Exploration expenses	5	28
Depreciation, depletion and amortization expense	49	215
Hurricane repair charges included in production and delivery costs	1	4
Stock-based compensation charged to general and administrative expenses	2	8
Insurance recoveries	(6)	(15)
Gain on sale of oil and gas property	-	(4)
Change in fair value of oil & gas derivative contracts	-	4
EBITDAX	$ 40	$ 184

MCMORAN EXPLORATION CO.

3Q10 Average Production Rates For Top Fields

(MMcfe/d)

3Q10 Sales

Natural Gas (Bcf)	8.8
Oil (mm bbls)	0.5
Plant Products (Bcfe)	1.5



West Cameron 96 Gross: 9 Net: 3
LA State Lease 18090 "Long Point" Gross: 26; Net: 7
"Laphroaig" Gross: 6; Net: 2(1)
West Delta 27 Gross: 7; Net: 4
South Pelto 9 Gross: 14; Net: 5
South Marsh Island 212 "Flatrock" Field Gross: 182; Net: 34
Eugene Island 251 Gross: 15; Net: 6
Main Pass 299 Gross: 5; Net: 4
High Island 474 Gross: 5; Net: 3
Vermilion 215 Gross: 7; Net: 5
South Timbalier 148 Gross: 7; Net: 3
Brazos A21 Gross: 4; Net: 3
Eugene Island 182 Gross: 7; Net: 4
High Island 537(2) Gross: 10; Net: 6
Eugene Island 346 Gross: 7; Net: 3
South Marsh Island 146 Gross: 3; Net: 3
North Padre Island 891 Gross: 7; Net: 3
Eugene Island 318 Gross: 6; Net: 4

(1) No. 2 deep gas well, targeting PUD reserves and additional exploration potential, is in progress.
(2) Current production rate; completion in September 2010.

Flatrock Major Discovery



~181 Bcfe of Gross Production To Date

Flatrock Ryder Scott
Proved Reserves at 12/31/09



Undeveloped 10%
Producing 30%
Non-producing 60%

258 Bcfe Gross
48 Bcfe Net

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest on #1 - #5; Net Revenue Interest for #6 well is 17.7%.



FLATROCK
ROB L
OPERC
GYRO
HURRICANE
HURRICANE DEEP
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
Hurricane Deep #226
2007 DISCOVERY
Hurricane Deep # 234
Proposed Redrill
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
Discovery
Productive
Drilling or T.A.
Proposed
1 Mile
B
B'
10/10

Located on OCS 310 at
South Marsh Island Block 212/217
in 10 Feet of Water

6 Successful Wells Drilled to Date

Blueberry Hill #9 STK1 Log


BLUEBERRY HILL
#9 ST1BP2 5" TVD
23400' Sd.
23400'
16' Net
23495' Sd.
23500'
105' Net
23600'
23700'

Blueberry Hill Cross Section



A
A'
Wells Drilled in 2009
BP
ST#1
ST#2
MMR #9 STK1
MMR #9 (BBH #2)
MMR #1 (O.H.) 2005
-20000
-21000
-22000
-23000
-24000
-25000
SHALE
Big Green Flt.
Proven Hydrocarbons
Potential Hydrocarbons
Prospective Hydrocarbons
Wet Sands
10/10

Laphroaig Deep Gas Field



Onshore


MMR Laphroaig #2
Drilling
MMR Laphroaig #1
2006 Discovery
15S8E
15S9E
C
C'
ONE MILE
LAPHROAIG
10/10

St. Mary Parish, LA

- MMR WI: 37.3%
- MMR NRI: 28.5%
- Spud Date: September 24, 2010
- Drilling Below 13,000'; PTD: 20,000'
- Target: Marg-A – PUD Location with Additional Exploration Potential
- Gross Unrisked Potential: 150 Bcfe

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Rob-L, Operc, and Gyro Mini Basin


ROB-L, OPERC & GYRO MINI BASIN SAND RICH
1200'+ Sd
2115'+ Sd
350'+ Sd
FLATROCK
HURRICANE
J.B. MTN.
BLUEBERRY HILL
900'+ Sd
900'+ Sd
950'+ Sd
J.B. MTN. DEEP
BLUEBERRY HILL SOUTHEAST
BLUEBERRY HILL SOUTH
BOUDIN
AMMAZZO
FLYING DUTCHMAN

Boudin
Deep Gas Exploration Prospect



Located in 20 feet of water

	MMR	PXP	Pro Forma*
WI	37.1	37.1	74.2
NRI	29.4	29.4	58.8

- **PTD: 23,050'**
- **Target: Miocene Objectives**
- **Gross Unrisked Potential: 300 Bcfe**


239
25
24
Boudin
26
27
McMoRan Proposed
240
EUGENE ISLAND
47
46
SOUTH MARSH ISLAND N. ADDN
1 Mile
10/10

Eugene Island Block 26

** MMR ownership upon completion of PXP transaction*

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Platte Deep Gas Exploration Prospect



Located in 10 feet of water


16S2W
16S1W
Pecan Island Field
1.96 TCFE
PLATTE
Pecos Discovery
2006
17S2W
McMoRan
Prop. Loc.
17S1W
SURF
SURF
3
4
ONE MILE
10/10

Vermilion Parish, LA

- **MMR WI: 50%**
- **MMR NRI: 36%**
- **PTD: 18,700'**
- **Target: Marg-A**
- **Gross Unrisked Potential: 150 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.